BETTER 10K - PROPERTY AND EQUIPMENT	9 Months Ended
Sep. 30, 2023
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT
6. PROPERTY AND EQUIPMENT
Property and equipment consists of the following:

	As of December 31,
(Amounts in thousands)	2022	2021
Computer and Hardware	$18,688	$23,850
Furniture and equipment	3,105	4,559
Land and buildings	3,030	—
Leasehold improvements	21,661	19,866
Finance lease assets	3,761	3,761
Total property and equipment	50,245	52,035
Less: Accumulated depreciation	(19,741)	(11,076)
Property and equipment, net	$30,504	$40,959
Total depreciation expense on property and equipment for the years ended December 31, 2022 and 2021 was $13.7 million and $7.6 million, respectively. Finance lease assets primarily include furniture and IT equipment. An impairment of $3.0 million and none was recognized for the years ended December 31, 2022 and 2021, respectively, related to computer and hardware.